UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

As required by the previously disclosed (i) Amended and Restated Restructuring Support Agreement, dated as of October 20, 2017 (the “Term Lender RSA”), with certain lenders (the “Consenting Term Lenders”) under that certain Amended and Restated Credit Agreement, dated as of December 19, 2013, by and among Walter Investment Management Corp. (the “Company”), as the borrower, Credit Suisse AG, as administrative agent, and the lenders party thereto (as amended from time to time, the “Credit Agreement”), and (ii) Restructuring Support Agreement, dated as of October 20, 2017 (the “Senior Noteholder RSA” and together with the Term Lender RSA, the “RSAs”), with certain senior unsecured noteholders (the “Consenting Senior Noteholders”) of the Company’s 7.875% senior unsecured notes due 2021 outstanding under that certain Indenture, dated as of December 17, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Senior Notes Indenture”), by and among the Company, the guarantors party thereto, and Wilmington Savings Fund Society, FSB, a national banking association, as successor trustee, the Company did not make the $5.5 million interest payment due November 1, 2017 on the Company’s 4.50% convertible senior subordinated notes due 2019 (the “Convertible Notes”) and, as provided for in the indenture governing the Convertible Notes, has entered into the 30-day grace period to make such payment.

Failure to make the aforementioned interest payment would constitute an event of default under the indenture governing the Convertible Notes if the payment is not made within 30 days of the due date, which would then result in a cross-default under the Credit Agreement and certain of the Company’s warehouse and other financing facilities to the extent that such facilities are not terminated and/or refinanced on or prior to the expiration of the 30-day grace period. The Company is in the process of obtaining appropriate refinancing and expects that such facilities will be terminated and/or refinanced on or prior to the expiration of the 30-day grace period, but can provide no assurances that such termination and/or refinancing will occur. If after the 30-day grace period the final stated maturity of the Convertible Notes is accelerated by the holders thereof, there will also be a cross-default under the Senior Notes Indenture.

Notwithstanding the foregoing, however, the Consenting Term Lenders and the Consenting Senior Noteholders have agreed to forbear from the exercise of any rights or remedies they may have in respect of the failure to make the aforementioned interest payment (which non-payment was required by the RSAs), during the term of the RSAs.

In addition, pursuant to the RSAs, the Company intends to commence solicitation on the Prepackaged Plan by November 6, 2017 and commence the chapter 11 proceeding on or before November 30, 2017. As a result of the commencement of the chapter 11 proceeding, individual noteholders will be automatically stayed from taking any action to collect payment from the Company with respect to the Convertible Notes during the chapter 11 proceeding.

Cautionary Statements Regarding Forward-Looking Information.

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to the potential transactions contemplated by the RSAs, descriptions of management’s strategy, plans, objectives, expectations, or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any proposed transactions the Company considers. Risks and uncertainties relating to the proposed restructuring include: the ability of the Company to comply with the terms of the RSAs, including completing various stages of the restructuring within the dates specified by the RSAs; the ability of the Company to obtain requisite support for the restructuring from various stakeholders; the ability of the Company to maintain the listing of its common stock on the New York Stock Exchange; the ability of the Company to successfully execute the transactions contemplated by the RSAs without substantial disruption to the business of, or a Chapter 11 bankruptcy filing by, one or more of its primary operating or other subsidiaries; and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: November 3, 2017	By:	/s/ John J. Haas
	Name:	John J. Haas
	Title:	General Counsel, Chief Legal Officer and Secretary